                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA




In re:  TAL Wireless Networks, Inc.                Case No: 97-58435 MM
                                                           ----------------
                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
                                                   (General Business Case)


SUMMARY OF FINANCIAL STATUS

MONTH ENDED        July, 1998

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                            End of       End of       As of
                                                                           Current       Prior       Petition
2. Asset/Liability Summary                                                  Month        Month        Filing
                                                                          ----------   ----------   ----------
     Current Assets (Market Value)                                           $89,464      $89,956     $245,867
                                                                          ----------   ----------   ----------
     Total Assets (Market Value)                                          $5,502,082   $5,502,574   $5,665,985
                                                                          ----------   ----------   ----------
     Current Liabilities                                                    $121,646     $106,971           $0
                                                                          ----------   ----------   ----------
     Total Liabilities                                                    $5,588,681   $5,574,006   $5,467,035
                                                                          ----------   ----------   ----------




                                                                                                     Petition
                                                                           Current       Prior       Date to
3. Statement of Cash Receipts & Disbursements for Month                     Month        Month      Month End
                                                                          ----------   ----------   ----------
     a.  Total Receipts                                                           $8          $14      $26,217
                                                                          ----------   ----------   ----------
     b.  Total Disbursements                                                    $500      $10,657      $28,390
                                                                          ----------   ----------   ----------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            ($492)    ($10,643)     ($2,173)
                                                                          ----------   ----------   ----------
                                                                                                    ----------
     d.  Cash Balance Beginning of Month                                     $14,800      $25,443
                                                                          ----------   ----------
     e.  Cash Balance End of Month (c + d)                                   $14,308      $14,800
                                                                          ----------   ----------
                                                                          ----------   ----------




4. Post-petition Liabilities & Receivables                               Receivables               Liabilities
                                                                         -----------                ----------
     Balance at End of Previous Month                                        $75,156                   $99,684
                                                                         -----------                ----------
     Balance at End of Current Month                                         $75,156                  $121,646
                                                                         -----------                ----------




5. Past Due Post-Petition Liabilities
     Balance at End of Previous Month (over 30 days)                              $0
                                            --                                ------
     Balance at End of Current Month (over 30 days)                           $1,833
                                                                              ------
                                                                              ------


                                                                                          Yes           No
                                                                                         --------   --------
6.       Are all federal, state, and local taxes current? (if no, attach
         schedule of unpaid items)                                                       X
                                                                                         --------   --------
7.       Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and
         name of payee)                                                                             X
                                                                                         --------   --------
8.       Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount
         and reason for payment, and name of payee)                                                 X
                                                                                         --------   --------
9.       Have any payments been made to professionals? (if yes, attach listing
         including date of payment, amount of payment and name of payee)                            X
                                                                                         --------   --------
                                                                                         --------   --------
10.      If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                         --------   --------
11.      Is the estate insured for replacement cost of assets and for general
         liability?                                                                                 X
                                                                                         --------   --------
12.      Are U.S. Trustee quarterly fees current?                                         X
                                                                                         --------   --------



         I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


         Date:  August 14, 1998                       Richard J Redett
                ---------------------         ----------------------------------
                                                   Responsible Individual

                                 BALANCE SHEET
                             (General Business Case)

                          For the Month Ended July, 1998
                                              ----------

                                      ($ _____)

    Assets


                                                         From Schedules                   Market Value
      Current Assets

 1       Cash and cash equivalents - unrestricted                                                $14,308
                                                                                          --------------
 2       Cash and cash equivalents - restricted                                                       $0
                                                                                          --------------
 3       Accounts receivable (net)                            A                                  $75,156
                                                                                          --------------
 4       Inventory                                            B                                       $0
                                                                                          --------------
 5       Prepaid expenses                                                                             $0
                                                                                          --------------
 6       Other: _______________________________                                           --------------
 7       ______________________________________                                           --------------

 8         Total Current Assets                                                                  $89,464
                                                                                          --------------


      Property and Equipment (Market Value)
 9       Real property                                        C                                       $0
                                                                                          --------------
10       Machinery and equipment                              D                                       $0
                                                                                          --------------
11       Furniture and fixtures                               D                                       $0
                                                                                          --------------
12       Office equipment                                     D                                       $0
                                                                                          --------------
13       Leasehold improvements                               D                                       $0
                                                                                          --------------
14       Vehicles                                             D                                       $0
                                                                                          --------------
15       Other: _______________________________               D
                                                                                          --------------
16       ______________________________________               D
                                                                                          --------------
17       ______________________________________               D
                                                                                          --------------
18       ______________________________________               D
                                                                                          --------------
19       ______________________________________               D
                                                                                          --------------

20         Total Property and Equipment                                                               $0
                                                                                          --------------

      Other Assets
21       Notes receivable-net of allowances                                                   $5,000,000
         --------------------------------------------------                               --------------
22       Investment-NST                                                                         $300,000
         --------------------------------------------------                               --------------
23       Investment-subs                                                                        $112,618
         --------------------------------------------------                               --------------
24       Accounts receivable-intercompany net of allowances                                           $0
         --------------------------------------------------                               --------------

25         Total Other Assets                                                                 $5,412,618
                                                                                          --------------
26         Total Assets                                                                       $5,502,082
                                                                                          --------------
                                                                                          --------------



    NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

                             Liabilities and Equity
                            (General Business Case)

                                      ($______ )



    Liabilities                                          From Schedules
      Post-Petition
         Current Liabilities
27         Salaries and wages
                                                                                            ------------
28         Payroll taxes
                                                                                            ------------
29         Real and personal property taxes
                                                                                            ------------
30         Income taxes
                                                                                            ------------
31         Notes payable (short term)
                                                                                            ------------
32         Accounts payable (trade)                           A                                   $2,036
                                                                                            ------------
33         Real property lease arrearage
                                                                                            ------------
34         Personal property lease arrearage
                                                                                            ------------
35         Accrued professional fees                                                            $119,610
                                                                                            ------------
36         Current portion of long-term debt (due within 12 months)
                                                                                            ------------
37         Other: ________________________________________________                          ------------
38                ________________________________________________                          ------------
39                ________________________________________________                          ------------

40         Total Current Liabilities                                                            $121,646
                                                                                            ------------

41       Long-Term Debt, Net of Current Portion
                                                                                            ------------
42         Total Post-Petition Liabilities                                                      $121,646
                                                                                            ------------
      Pre-Petition Liabilities (allowed amount)
43         Secured claims                                     E                                 $100,000
                                                                                            ------------
44         Priority unsecured claims                          E                                 $101,776
                                                                                            ------------
45         General unsecured claims                           E                               $5,265,259
                                                                                            ------------
46         Total Pre-Petition Liabilities                                                     $5,467,035
                                                                                            ------------
47         Total Liabilities                                                                  $5,588,681
                                                                                            ------------

    Equity (Deficit)
48           Preferred Stock                                                                     $80,000
             ------------------------------------------                                     ------------
49           Common Stock                                                                        $28,846
             ------------------------------------------                                     ------------
50           Additional Paid-In Capital                                                      $18,461,441
             ------------------------------------------                                     ------------
51           Accumulated Deficit                                                            ($18,622,143)
             ------------------------------------------                                     ------------
52       Market value adjustment                                                                ($34,743)
                                                                                            ------------
53         Total Equity (Deficit)                                                               ($86,599)
                                                                                            ------------


54         Total Liabilities and Equity (Deficit)                                             $5,502,082
                                                                                            ------------
                                                                                            ------------



                                   Schedules
                            (General Business Case)
                                  ($ ______)

                                   Schedule A
                        Accounts Receivable(Net)/Payable


                                                           Accounts    Accounts Payable       Past Due
    Receivables and Payables Ageings                      Receivable   [Post Petition]   Post Petition Debt
                                                         -----------   ----------------  ------------------
      0 -30 Days                                                                $203
                                                         -----------   -------------
      31-60 Days                                                                $408
                                                         -----------   -------------
      61-90 Days                                                                $767              $1,833
                                                         -----------   -------------     ----------------
      91+ Days                                               $75,156            $658
                                                         -----------   -------------
      Total accounts receivable/payable                      $75,156          $2,036
                                                         -----------   -------------
                                                         -----------   -------------
      Allowance for doubtful accounts
                                                         -----------
      Accounts receivable (net)                              $75,156
                                                         -----------
                                                         -----------

                                   Schedule B
                          Inventory/Cost of Goods Sold


    Types and Amount of Inventory(ies)            Cost of Goods Sold
    ----------------------------------            ------------------
                                 Inventory(ies)   Inventory Beginning of Month
                                   Balance at                                       ---------------
                                  End of Month    Add -
                                 -------------
    Retail/Restaurants -                               Net purchases
      Product for resale                                                            ---------------
                                 -------------         Direct labor
                                                                                    ---------------
                                                       Manufacturing overhead
                                                                                    ---------------
    Distribution -                                     Freight in
      Product for resale                                                            ---------------
                                 -------------         Other:
                                                       ------------------------     ---------------
    Manufacturer -                                     ------------------------     ---------------
      Raw materials
                                 -------------
      Work-in-progress                            Less -
                                 -------------
      Finished goods                                   Inventory End of Month
                                 -------------                                      ---------------
                                                       Shrinkage
                                                                                    ---------------
    Other -                                            Personal Use
                                                                                    ---------------
      Explain ______________                           Cost of Goods Sold                        $0
      ______________________                                                        ---------------
                                                                                    ---------------
         TOTAL                              $0
                                 -------------
                                 -------------





    Method of Inventory Control                   Inventory Valuation Methods
    ---------------------------                   ---------------------------

    Do you have a functioning perpetual           Indicate by a checkmark method
      inventory system?                           of inventory valuation used.
                Yes ___    No ___
    How often do you take a complete physical         Valuation methods
       inventory?
                                                      FIFO cost ________________
      Weekly        ___                               LIFO cost ________________
      Monthly       ___                               Lower of cost or
      Quarterly     ___                                   market _______________
      Semi-annually ___                               Retail method ____________
      Annually      ___
                                                      Other -   ________________
    Date of last physical was          Unknown          Explain
                                 -------------        __________________________
    Date of next physical inventory     N/A           __________________________
                                 -------------

                                   Schedule C
                                 Real Property

      Description                                                           Cost          Market Value
      -----------                                                           ----          ------------
      None
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------





                                   Schedule D
                            Other Depreciable Assets

      Description                                                           Cost          Market Value
      -----------                                                           ----          ------------
      Machinery & Equipment -
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------

      Furniture & Fixtures -
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------

      Office Equipment -
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------

      Leasehold Improvements -
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------

      Vehicles -
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
      -------------------------------------------------------           ------------     ---------------
         Total                                                                    $0                  $0
                                                                        ------------     ---------------
                                                                        ------------     ---------------


                                   Schedule E
                            Pre-Petition Liabilities


                                                                          Claimed            Allowed
    List Total Claims For Each Classification -                            Amount          Amount  (b)
    -------------------------------------------                           -------          -----------
      Secured claims  (a)                                                   $100,000
                                                                          ----------       -----------
      Priority claims other than taxes
                                                                          ----------       -----------
      Priority tax claims                                                   $101,776
                                                                          ----------       -----------
      General unsecured claims                                            $5,265,259
                                                                          ----------       -----------


      (a) List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule F
                           Rental Income Information
                   Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended July, 1998
                                              ----------
                                    $_______


             Current Month                                                                            Cumulative        Next Month
    -------------------------------
    Actual      Forecast   Variance                                                                  (Case to Date)      Forecast
    ------      --------   --------                                                                  --------------      --------
                                         Revenues
                                 $0    1    Gross Sales                                                     $7,000
     --------      -----   ---------                                                                    --------------      --------
                                 $0    2    less: Sales Returns & Allowances
     --------      -----   ---------                                                                    --------------      --------
                                 $0    3    Net Sales                                                       $7,000            $0
     --------      -----   ---------                                                                    --------------      --------
                                 $0    4    less: Cost of Goods Sold      (Schedule 'B')                   $68,271
     --------      -----   ---------                                                                    --------------      --------
                                 $0    5    Gross Profit                                                  ($61,271)           $0
     --------      -----   ---------                                                                    --------------      --------
           $8                    $8    6    Interest                                                           $92
     --------      -----   ---------                                                                    --------------      --------
                                       7    Other Income:

                                 $0    8
     --------      -----   ---------     ---------------------------------------------------            --------------      --------
                                 $0    9
     --------      -----   ---------     ---------------------------------------------------            --------------      --------

           $8         $0         $8   10       Total Revenues                                             ($61,179)           $0
     --------      -----   ---------                                                                    --------------      --------


                                         Expenses
                                 $0   11    Compensation to Owner(s)/Officer(s)
     --------      -----   ---------                                                                    --------------      --------
                                 $0   12    Salaries/Commissions
     --------      -----   ---------                                                                    --------------      --------
                                 $0   13    Management Fees
     --------      -----   ---------                                                                    --------------      --------
                                 $0   14    Depreciation
     --------      -----   ---------                                                                    --------------      --------
                                 $0   15    Taxes:
     --------      -----   ---------                                                                    --------------      --------
                                 $0   16       Employer Payroll Taxes
     --------      -----   ---------                                                                    --------------      --------
                                 $0   17       Real Property Taxes
     --------      -----   ---------                                                                    --------------      --------
                                 $0   18       Other Taxes
     --------      -----   ---------                                                                    --------------      --------
                                 $0   19    Other Selling
     --------      -----   ---------                                                                    --------------      --------
                                 $0   20    Other Administrative                                            $1,498
     --------      -----   ---------                                                                    --------------      --------
                                 $0   21    Interest
     --------      -----   ---------                                                                    --------------      --------
                                      22    Other Expenses:
                                 $0   23    Storage Rental                                                  $1,601
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   24    Accounting                                                      $1,510
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   25    Press Release                                                     $625
     --------      -----   ---------        -------------------------------------------------           --------------      --------
         $203                 ($203)  26    Telecommunications                                              $4,819
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   27    SEC Reporting                                                   $2,999
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   28    Litigation Costs                                                $1,193
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   29
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   30
     --------      -----   ---------        -------------------------------------------------           --------------      --------

         $203         $0      ($203)  31       Total Expenses                                              $14,245            $0
     --------      -----   ---------                                                                    --------------      --------
        ($195)        $0      ($195)  32 Subtotal                                                         ($75,424)           $0
     --------      -----   ---------                                                                    --------------      --------
                                         Reorganization Items
      $14,472              ($14,472)  33    Professional Fees                                             $211,878
     --------      -----   ---------                                                                    --------------      --------
                                 $0   34    Provisions for Rejected Executory Contracts
     --------      -----   ---------        Interest Earned on Accumulated Cash                         --------------      --------
                                 $0   35       Resulting from Chp 11 Case
     --------      -----   ---------                                                                    --------------      --------
                                $0    36    Gain or (Loss) from Sale of Equipment                           $4,592
     --------      -----   ---------                                                                    --------------      --------
         $500                 ($500)  37    US Trustee Fees                                                 $1,000
     --------      -----   ---------        -------------------------------------------------           --------------      --------
                                 $0   38    -------------------------------------------------           --------------      --------

      $14,972         $0   ($14,972)  39       Total Reorganization Items                                 $208,286            $0
     --------      -----   ---------                                                                    --------------      --------

     ($15,167)        $0   ($15,167)  40 Net Profit (Loss) Before Federal & State Taxes                  ($283,710)           $0
     --------      -----   ---------                                                                    --------------      --------
                                 $0   41    Federal & State Income Taxes
     --------      -----   ---------                                                                    --------------      --------

     ($15,167)        $0   ($15,167)  42 Net Profit (Loss)                                               ($283,710)           $0
     --------      -----   ---------                                                                    --------------      --------
     --------      -----   ---------                                                                    --------------      --------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (General Business Case)

                         For the Month Ended July, 1998
                                             ----------






Cash Balance Beginning of Month                                $14,800
                                                               -------
Cash Receipts  (1)                                                  $8
                                                               -------
Cash Disbursements  (1)                                           $500
                                                               -------
Excess (Deficiency) of Receipts Over Disbursements               ($492)
                                                               -------
Cash Balance End of Month                                      $14,308
                                                               -------
                                                               -------







Recapitulation of Funds Held at End of Month
--------------------------------------------


                                                       Account 1        Account 2         Account 3
                                                       ---------        ---------         ---------
Bank                                                Wells Fargo      Bank of America
                                                    ------------     -------------------  ---------
Account Type                                        General          Murray&Murray Trust
                                                    ------------     -------------------  ---------
Account No.                                         0114-458243      00357-63272
                                                    ------------     -------------------  ---------
Account Purpose                                     Operations       None
                                                    ------------     -------------------  ---------

Balance, End of Month                                    $14,308                    $0
                                                    ------------     -------------------  ---------
Total Funds on Hand for all Accounts                     $14,308
                                                    ------------                          ---------
                                                    ------------                          ---------



(1) Excluding bank transfers between your accounts.